METROPOLITAN SERIES FUND, INC.

Met/Putnam Voyager Portfolio

Supplement Dated March 21, 2005

to Prospectus Dated May 1, 2004

Effective March 21, 2005, in the section of the prospectus describing the Met/Putnam Voyager Portfolio, the second paragraph under “Portfolio Management” is deleted and replaced with the following:

The Portfolio is managed by a team of portfolio managers, headed by Kelly A. Morgan and Robert E. Ginsberg. Ms. Morgan is Chief Investment Officer of Putnam’s Large Cap Growth Team and previously held positions as Director of Putnam’s Global Equity Research and Global Equity Growth Teams. Ms. Morgan joined Putnam in 1996 and has 16 years of investment experience. Mr. Ginsberg joined Putnam in 2004 and has 7 years of investment experience. Before joining Putnam, Mr. Ginsberg was a Portfolio Manager and Senior Equity Analyst at Delaware Investments. Saba S. Malak, a Portfolio Manager and Analyst on Putnam’s Large Cap Growth Team, is also part of the portfolio management team. She joined Putnam in 1997 and has 7 years of investment experience.

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